Schedule of Investments(a)
July 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–100.02%
Aerospace & Defense–5.10%
L3Harris Technologies, Inc.	13,105	$2,205,965
Northrop Grumman Corp.	10,842	3,523,758
		5,729,723
Agricultural & Farm Machinery–2.63%
Deere & Co.	16,731	2,949,842
Airlines–4.05%
Ryanair Holdings PLC, ADR (Ireland)(b)	60,545	4,540,875
Apparel Retail–3.47%
Ross Stores, Inc.	43,408	3,892,395
Application Software–8.90%
CDK Global, Inc.	109,261	4,967,005
Open Text Corp. (Canada)	111,618	5,026,158
		9,993,163
Asset Management & Custody Banks–4.76%
Affiliated Managers Group, Inc.	77,656	5,341,956
Automotive Retail–8.40%
AutoZone, Inc.(b)	3,847	4,644,945
CarMax, Inc.(b)	49,293	4,779,942
		9,424,887
Construction & Engineering–2.18%
Orion Group Holdings, Inc.(b)	849,151	2,445,555
Construction Machinery & Heavy Trucks–6.03%
REV Group, Inc.	356,263	2,315,710
Wabtec Corp.	71,643	4,455,478
		6,771,188
Consumer Finance–5.32%
Encore Capital Group, Inc.(b)	163,564	5,974,993
Data Processing & Outsourced Services–4.13%
Alliance Data Systems Corp.	49,761	2,207,398
MAXIMUS, Inc.	32,719	2,428,077
		4,635,475
Diversified Banks–2.06%
Bank of America Corp.	92,766	2,308,018
Environmental & Facilities Services–3.65%
Stericycle, Inc.(b)	67,797	4,097,312
Health Care Distributors–0.96%
McKesson Corp.	7,193	1,080,101
Shares		Value
Health Care Equipment–1.41%
Zimmer Biomet Holdings, Inc.	11,706	$1,578,671
Industrial Conglomerates–4.81%
DCC PLC (United Kingdom)	60,161	5,403,300
IT Consulting & Other Services–3.09%
Cognizant Technology Solutions Corp., Class A	50,837	3,473,184
Life & Health Insurance–1.59%
Unum Group	103,440	1,782,271
Managed Health Care–5.14%
UnitedHealth Group, Inc.	19,056	5,769,776
Oil & Gas Exploration & Production–2.22%
Devon Energy Corp.	237,094	2,487,116
Real Estate Operating Companies–5.86%
Brookfield Property Partners L.P.	588,228	6,582,271
Research & Consulting Services–1.68%
Nielsen Holdings PLC	130,405	1,881,744
Specialty Chemicals–2.67%
Axalta Coating Systems Ltd.(b)	135,039	2,997,866
Systems Software–2.82%
Check Point Software Technologies Ltd. (Israel)(b)	25,222	3,161,578
Technology Distributors–2.95%
CDW Corp.	28,463	3,308,824
Trading Companies & Distributors–4.14%
Titan Machinery, Inc.(b)	427,475	4,644,516
Total Common Stocks & Other Equity Interests (Cost $104,272,626)		112,256,600
Money Market Funds–0.18%
Invesco Government & Agency Portfolio, Institutional Class, 0.07%(c)(d)	68,368	68,368
Invesco Liquid Assets Portfolio, Institutional Class, 0.22%(c)(d)	48,805	48,834
Invesco Treasury Portfolio, Institutional Class, 0.07%(c)(d)	78,135	78,135
Total Money Market Funds (Cost $195,337)		195,337
TOTAL INVESTMENTS IN SECURITIES–100.20% (Cost $104,467,963)		112,451,937
OTHER ASSETS LESS LIABILITIES—(0.20)%		(220,797)
NET ASSETS–100.00%		$112,231,140

Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying notes which are an integral part of this schedule.
Invesco Endeavor Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended July 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value July 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,526,896	$5,674,059	$(8,132,587)	$-	$-	$68,368	$14,582
Invesco Liquid Assets Portfolio, Institutional Class	1,805,002	4,280,302	(6,036,271)	(103)	(96)	48,834	11,719
Invesco Treasury Portfolio, Institutional Class	2,887,881	6,484,639	(9,294,385)	-	-	78,135	16,457
Total	$7,219,779	$16,439,000	$(23,463,243)	$(103)	$(96)	$195,337	$42,758

(d)	The rate shown is the 7-day SEC standardized yield as of July 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Endeavor Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$106,853,300	$5,403,300	$—	$112,256,600
Money Market Funds	195,337	—	—	195,337
Total Investments	$107,048,637	$5,403,300	$—	$112,451,937
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco Endeavor Fund